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                                  EXHIBIT 10.26

                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT is made between PCI Holding Corp., a Delaware corporation (the "Company"), and Timothy O'Toole (the "Contractor"), effective this 11th day of October 2002 for the purpose of setting forth the exclusive terms and conditions by which Company desires to acquire Contractor's services on a temporary basis.

         In consideration of the mutual obligations specified in this Agreement, and any compensation paid to Contractor for its services, the parties, intending to be legally bound hereby, agree to the following:

1. SERVICES/TERM: The Company hereby retains Contractor, and the Contractor hereby agrees to perform certain services assigned to the Contractor by the Company as shall be mutually agreed upon (the "Services"). Unless terminated earlier in accordance with Section 4 below, this Agreement shall be in effect for the period beginning on October 11, 2002 and ending on the earliest to occur of (i) the repayment in full of the principal under that certain Senior Subordinated Promissory Note issued by the Company to Chemed Corporation ("Chemed"), dated as of the date hereof, a copy of which is attached hereto as Exhibit A (the "Note"), (ii) any sale, transfer or other disposition of the Note by Chemed, (iii) any exercise, whether in whole or in part, of that certain Common Stock Purchase Warrant No. W-1 issued by the Company to Chemed, dated as of the date hereof, a copy of which is attached hereto as Exhibit B, and (iv) the termination of Contractor's employment with Chemed.

2.       CONSIDERATION:

         (a) In exchange for the full, prompt, and satisfactory performance of all Services to be rendered to the Company hereunder, the Company shall provide the Contractor, as full and complete consideration for the Services rendered hereunder, cash compensation at the rate of Three Thousand Dollars ($3,000) per month during the term of this Agreement. The Company shall pay such monthly compensation to Contractor on or before the 15th day of each month.

         (b) The Contractor shall not be entitled to receive any other consideration or any benefits from the Company. Except as otherwise required by law, the Company shall not withhold any sums from payments made to the Contractor for Social Security or other federal, state or local tax liabilities or contributions, and all withholdings, liabilities, and contributions shall be solely the Contractor's responsibility. Further, the Contractor understands and agrees that the services performed for the Company are not covered under the unemployment insurance laws. Accordingly, the Contractor shall have sole and exclusive responsibility for the payment of all federal, state and local income taxes, for all employment and disability insurance and for Social Security and other similar taxes with respect to any consideration or benefits provided by the Company hereunder. The Company will issue Contractor an Internal Revenue Service ("IRS") Form 1099 for the payment of the consulting fees described in this Section at the appropriate time. The



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                         Consulting Agreement - Page 2


Contractor shall assume and accept all responsibilities which are imposed on independent contractors by any statute, regulation, rule of law or otherwise.

3.       NONDISCLOSURE OBLIGATION:

         The Contractor shall not, either during the term of this Agreement or at any time thereafter, for any reason whatsoever, reveal to any person or entity (both commercial and non-commercial) any of the trade secrets or confidential business information concerning the Company or any of its affiliates: including, without limitation, its marketing plans and strategies; pricing and costing policies; customer and supplier lists; or nonpublic financial information of the Company or any of its affiliates so far as they have come or may come to the Contractor's knowledge. This restriction shall not apply to: (i) information that may be disclosed generally or is in the public domain through no fault of the Contractor; (ii) information received from a third party outside the Company that was disclosed without a breach of any confidentiality obligation; (iii) information approved for release by written authorization of the Company; or (iv) information that may be required by law or an order of any court, agency or proceeding to be disclosed. The foregoing restrictions shall not prevent Contractor from consulting with, being employed by or serving as a director of other companies; provided, however, that Contractor's obligations under this Section 3 shall not be affected by any such consulting, employment or service.

4.       TERMINATION:

         This Agreement may only be terminated prior to the expiration of its term (as set forth in Section 1 above) by either party upon thirty (30) days' prior written notice.

5.       INDEPENDENT CONTRACTOR:

         The Company and the Contractor expressly agree and understand that the Contractor is an independent contractor and nothing in this Agreement nor the services rendered hereunder is meant to or shall be construed in any way or manner as creating between them a relationship of employer and employee, principal and agent, partners or any other relationship other than that of independent parties contracting with each other solely for the purpose of carrying out the provisions of the Agreement. The Contractor is not the agent of the Company and is not authorized and shall not have the power or authority to bind the Company or incur any liability or obligation, or act on behalf of the Company.

         While the Company is entitled to provide the Contractor with general guidance to assist the Contractor in completing the scope of work to the Company's satisfaction, the Contractor is ultimately responsible for directing and controlling the performance of the task comprising the scope of work, in accordance with the terms and conditions of this Agreement. The Contractor shall use his best efforts, energy and skill in his own name and in such manner as he sees fit.

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                         Consulting Agreement - Page 3


6.       GENERAL:

         (a) This Agreement may not be changed unless mutually agreed upon in writing by both parties.

         (b) The Contractor represents that his performance of all the terms of this Agreement does not and will not breach any agreement entered into by the Contractor with any other party, and the Contractor agrees not to enter into any agreement, oral or written, in conflict herewith.

         (c) The Contractor hereby agrees that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

         (d) Section 3 shall survive the termination of this Agreement for any reason, including expiration of the term of the Agreement.

         (e) This Agreement and all aspects of the relationship between the parties hereto shall be construed and enforced in accordance with and governed by the internal laws of the Commonwealth of Massachusetts without regard to its conflict of laws provisions.

         (g) This instrument contains the entire agreement between the parties hereto with respect to the transactions contemplated herein. All prior negotiations and agreements between the parties are superseded by this Agreement and there are no representations, warranties, understandings or agreements other than those expressly set forth herein.

         (h) This Agreement may be executed in duplicate counterparts (including counterparts executed and delivered by facsimile, which shall be treated as counterparts executed and delivered manually), which, when taken together, shall constitute one instrument and each of which shall be deemed to be an original instrument.

         (i) In the event that the Contractor's employment with Chemed is terminated (whether by the Contractor or by Chemed), the Contractor shall promptly, but in any event within five (5) days thereafter, notify the Company of such termination.

         (j) Any notice, request or other communications to be given to any party hereunder shall be given in writing and shall be effective when either served by hand delivery, electronic facsimile transmission, express overnight courier service, or by

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                         Consulting Agreement - Page 4


registered or certified mail, return receipt requested, addressed to the parties at their respective addresses set forth above, or to such other address or addresses as either party may later specify by written notice to the other.

                  [Remainder of page left blank intentionally]


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                         Consulting Agreement - Page 2



         IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date first above written.

PCI HOLDING CORP.                           CONTRACTOR


By:    /s/ Ira Bergstein                    /s/ Timothy O'Toole
   --------------------------------------   ------------------------------------
                                                Timothy O'Toole
Name:  Ira Bergstein
      -----------------------------------

Title: Executive Vice President - Finance   Social Security Number:  ###-##-####
      -----------------------------------                          -------------

Date:             10/11/02                  Date:             10/11/02
      -----------------------------------         ------------------------------







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                                    EXHIBIT A

                       SENIOR SUBORDINATED PROMISSORY NOTE



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                                    EXHIBIT B

                          COMMON STOCK PURCHASE WARRANT